Exhibit 10.7
Execution Version

FOURTH AMENDATORY AGREEMENT

FOURTH AMENDATORY AGREEMENT (this "Fourth Amendatory Agreement") is dated as of August 4, 2010 and made between:

(1)	EAGLE BULK SHIPPING INC., a corporation incorporated in the Republic of the Marshall Islands, as Borrower (the "Borrower");

(2)	THE SUBSIDIARIES of the Borrower party hereto as Guarantors (the "Guarantors");

(3)	THE BANKS AND FINANCIAL INSTITUTIONS whose names appear on the signature pages hereof as Lenders (the "Existing Lenders"); and

(4)	THE ROYAL BANK OF SCOTLAND plc as Mandated Lead Arranger, Bookrunner, Swap Bank, Agent and Security Trustee.

PRELIMINARY STATEMENTS:

(A)
The Borrower, the Guarantors, the Lenders described therein and The Royal Bank of Scotland plc acting in the several capacities as Mandated Lead Arranger, Bookrunner, Swap Bank, Agent and Security Trustee are parties to a Third Amended and Restated Credit Agreement dated as of October 19, 2007 as amended by an Amendatory Agreement dated as of July 3, 2008, a Second Amendatory Agreement dated as of December 17, 2008 and a Third Amendatory Agreement dated as of August 4, 2009 (the "Credit Agreement") providing for a secured reducing revolving credit facility for the purposes described therein.

(B)
Subject to the consent of the Lenders to the extent required under the Credit Agreement, the Borrower proposes to, among other things, establish a Subsidiary to market and commercially operate, individually or in a pool, dry bulk carriers owned by Obligors or other persons, to enter into contracts of affreightment, options and freight forward agreements solely for the purpose of securing fixed income in relation to dry bulk carriers chartered-in by such Subsidiary and hedging exposure to fluctuations in exchange rates and fuel prices in relation to dry bulk carriers chartered-in by such Subsidiary.

(C)	The Existing Lenders have agreed to consent to the transactions described in the preceding paragraph on the terms and conditions herein provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

1.	DEFINITIONS

Words and expressions defined in the Credit Agreement shall have the same meaning when used in this Fourth Amendatory Agreement unless the context otherwise requires.

2.	REPRESENTATIONS AND WARRANTIES

Each Obligor jointly and severally represents and warrants to each Finance Party that:

(a)	All of the representations and warranties contained in Clause 18 of the Credit Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof.

(b)	No Default has occurred and is continuing on the date hereof.

(c)
The obligations expressed to be assumed by it in this Fourth Amendatory Agreement are, and, upon execution and delivery of this Fourth Amendatory Agreement and each of the other documents contemplated hereby to which it is to be a party, the obligations expressed to be assumed by it herein and in such other documents will be, legal, valid, binding and enforceable obligations, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditor's rights generally.

(d)
It has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, performance and delivery of, this Fourth Amendatory Agreement and the transactions contemplated by this Fourth Amendatory Agreement.

3.	AMENDMENTS TO CREDIT AGREEMENT

With effect from the date hereof:

3.01	Clause 1.1 of the Credit Agreement is amended by inserting in the appropriate alphabetical order the following new definition:

"Eagle Chartering"  means Eagle Bulk Pte. Ltd., a Singapore company and a direct Wholly-Owned Subsidiary of the Borrower.

3.02	Clause 19.1 (Financial Statements) of the Credit Agreement is amended by inserting a new sub-clause (c) as follows:

(c)
If requested by the Agent, management accounts to include (i) a balance sheet, (ii) an income statement, and (iii) a statement of changes in retained earnings (and any other financial information as requested by the Agent, acting on behalf of the Lenders, in a format acceptable to the Agent) for the Borrower for any Accounting Period prepared on a separate company basis (i.e., not consolidated).

3.03	Clause 22.4 (Disposals) of the Credit Agreement is amended by inserting a new sub-clause (c) as follows:

(c)
Anything contained in paragraph (b) above to the contrary notwithstanding, until the Minimum Required Security Cover Reinstatement Date shall have occurred no Obligor shall sell, lease, transfer of otherwise dispose of (except for charters in the ordinary course of its business) any Newbuilding or any Ship without the prior written consent of Majority Lenders, which consent shall not unreasonably be withheld.

3.04	Clause 22 (General Undertakings) of the Credit Agreement shall be amended by inserting a new Clause 22.23 as follows:

22.23	Eagle Chartering

Anything contained in this Agreement to the contrary notwithstanding:

(a)
Eagle Chartering may establish a commercial pool for the marketing and operation of (i) Ships which are charter-free or subject to time charters of less than one year, and (ii) at the option of Eagle Chartering, dry bulk carriers not owned by the Borrower or its Subsidiaries.

(b)
Eagle Chartering may charter-in dry bulk vessels on a voyage charter or time charter basis;  provided that the aggregate market exposure of Eagle Chartering in relation to vessels operated by it shall not exceed $10,000,000.  For the purpose of this Clause 22.23, the term "market exposure" means the difference between (i) charter hire payable by Eagle Chartering, and (ii) earnings contracted by way of physical contracts entered into by Eagle Chartering or by way of freight derivative contracts entered into by Eagle Chartering.

(c)
Eagle Chartering may enter into (i) contracts of affreightment, options and forward freight agreements, solely for the purpose of securing fixed income in relation to vessels chartered-in or to be chartered-in by Eagle Chartering, and (ii) contracts to hedge exposure to fluctuations in exchange rates and fuel prices in relation to vessels chartered-in by Eagle Chartering.

(d)
The Borrower shall supply to the Agent, (i) quarterly with each Compliance Certificate delivered pursuant to Clause 19.2 (Compliance Certificate), and (ii) on request of the Agent at any time, a certificate signed by the Borrower's chief financial officer setting out the aggregate market exposure of Eagle Chartering.

(e)
Any Ship which is charter-free or subject to a time charter of less than one year may be chartered or otherwise made available by the Guarantor who owns such Ship to Eagle Chartering for operation in a commercial pool established under Clause 22.23(a).

(f)
No Obligor shall make any loan or advance to, make any investment in, or enter into any working capital maintenance or similar agreement with respect to Eagle Chartering, whether by acquisition of stock or indebtedness, by loan, guarantee or otherwise (in this Clause 22.23(f), "financial assistance"), without the prior written consent of the Majority Lenders;  provided, however, the Borrower shall be permitted to acquire stock of Eagle Chartering, and to make contributions of capital and/or loans to Eagle Chartering, so long as (i) any such acquisition of stock, contributions or loans are made with cash in an aggregate amount not in excess of $10,000,000, and (ii) the management of the Borrower in good faith believe that, after giving effect to any such acquisition of stock, contribution or loan, the Borrower shall be able to meet its payment obligations under this Agreement.  The Agent shall use its best endeavors to procure a decision by Majority Lenders within 48 hours of its receipt of any request for such consent.

(g)	The Borrower shall cause Eagle Chartering:

(i)
to have separate management distinct from the management of the Borrower or its other Affiliates, and not to have as a director, officer or employee any person who is a director, officer or employee of the Borrower or its other Affiliates (except that, so long as Eagle Chartering has not less than three directors, one of the directors of Eagle Chartering may be an officer and/or employee of Eagle Shipping International (USA) LLC);

(ii)	to have paid up share capital in an amount not less than $500,000;

(iii)
to maintain all of its books, records, financial statements and bank accounts separate from those of the Borrower and its other Affiliates;  provided, however, that financial statements of Eagle Chartering may be included in consolidated financial statements of the Borrower;

(iv)
to enter into contracts in its own name for its own account as principal and not as agent for the Borrower or its other Affiliates;  provided, however, that any contract entered between Eagle Chartering on the one hand and any of the Borrower and its other Affiliates on the hand shall be on terms which are fair and reasonable and substantially similar to those that would be available on an arms-length basis between unrelated persons;

(v)	to maintain its principal executive office in Singapore, and to utilize separate stationary, invoices and checks bearing its own name;

(vi)	to pay the salaries of its own employees from its own funds, and to maintain a sufficient number of employees to conduct the business contemplated by this Clause 22.23;

(vii)	to maintain insurance with responsible companies against such risks as is customarily carried by persons engaged in businesses similar to the business contemplated by this Clause 22.23;

(viii)	to discharge from its own funds and assets all obligations of any kind incurred by it to the extent such funds and assets are available for such discharge; and

(ix)
to conduct in its own name the business contemplated by this Clause 22.23, and to hold itself out to the public as a legal entity separate and distinct from any other person (including the Borrower and any other Affiliate of the Borrower).

3.05
Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the "Credit Agreement" in any of the other Finance Documents, shall mean and refer to the Credit Agreement as amended hereby.

4	COSTS AND EXPENSES

The Borrower agrees that the provisions of Clause 16 (Costs and Expenses) of the Credit Agreement shall apply to this Fourth Amendatory Agreement.

5.	COUNTERPARTS

This Fourth Amendatory Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Fourth Amendatory Agreement.

6.           GOVERNING LAW

THIS FOURTH AMENDATORY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS APPLICABLE IN THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

7.           EFFECTIVENESS

This Fourth Amendatory Agreement shall become effective on the date when the Borrower, the Guarantors and Lenders constituting the Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Watson, Farley & Williams (New York) LLP, 1133 Avenue of the Americas, New York, NY 10036; Attention:  C. Gregory Chase (facsimile number: 212-922-1512 / email: cchase@wfw.com).

This Fourth Amendatory Agreement has been entered into as of the date stated at the beginning hereof.

SIGNATORIES

BORROWER: EAGLE BULK SHIPPING INC. By: /s/ Alan Ginsberg Alan Ginsberg Chief Financial Officer

GUARANTORS:

CARDINAL SHIPPING LLC
CONDOR SHIPPING LLC
CRESTED EAGLE SHIPPING LLC
CROWNED EAGLE SHIPPING LLC
FALCON SHIPPING LLC
GOLDEN EAGLE SHIPPING LLC
GRIFFON SHIPPING LLC
HARRIER SHIPPING LLC
HAWK SHIPPING LLC
HERON SHIPPING LLC
IMPERIAL EAGLE SHIPPING LLC
JAEGER SHIPPING LLC
KESTREL SHIPPING LLC
KITE SHIPPING LLC
KITTIWAKE SHIPPING LLC
MERLIN SHIPPING LLC
OSPREY SHIPPING LLC
PEREGRINE SHIPPING LLC
SHRIKE SHIPPING LLC
SKUA SHIPPING LLC
SPARROW SHIPPING LLC
STELLAR EAGLE SHIPPING LLC
TERN SHIPPING LLC
PETREL SHIPPING LLC
PUFFIN SHIPPING LLC
RAPTOR SHIPPING LLC
ROADRUNNER SHIPPING LLC
SAKER SHIPPING LLC
SANDPIPER SHIPPING LLC
SNIPE SHIPPING LLC
SWIFT SHIPPING LLC
GOLDENEYE SHIPPING LLC
GOSHAWK SHIPPING LLC
FULMAR SHIPPING LLC
WREN SHIPPING LLC
BESRA SHIPPING LLC
CERNICALO SHIPPING LLC
REDWING SHIPPING LLC
WOODSTAR SHIPPING LLC
By:  Eagle Bulk Shipping Inc.,
as sole member

By:     /s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

GUARANTORS:

BITTERN SHIPPING LLC
CANARY SHIPPING LLC
CRANE SHIPPING LLC
EGRET SHIPPING LLC
THRASHER SHIPPING LLC
AVOCET SHIPPING LLC
GANNET SHIPPING LLC
GREBE SHIPPING LLC
IBIS SHIPPING LLC
JAY SHIPPING LLC
KINGFISHER SHIPPING LLC
By:  Eagle Bulk Shipping Inc.,
as sole member

By:     /s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

GUARANTORS:

AGALI SHIPPING S.A.
AVLONA SHIPPING S.A.
DELFINI SHIPPING S.A.
DROSATO SHIPPING S.A.
FOUNTANA SHIPPING S.A.
KAMPIA SHIPPING S.A.
KOFINA SHIPPING S.A.
MARMARO SHIPPING S.A.
MESTA SHIPPING S.A.
MYLOS SHIPPING S.A.
NAGOS SHIPPING S.A.
NENITA SHIPPING S.A.
OLYMPI SHIPPING S.A.
PELINEO SHIPPING S.A.
PYRGI SHIPPING S.A.
RAHI SHIPPING S.A.
SIRIKARI SHIPPING S.A.
SPILIA SHIPPING S.A.

By:     /s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

LENDERS: THE ROYAL BANK OF SCOTLAND PLC By: /s/ Colin Manchester Name: Colin Manchester Title: Head of Shipping Coverage, Americas

WESTLB AG, LONDON BRANCH By: /s/ C Street /s/ T. Kaiser Name: C Street T. Kaiser Title: Director MD

BANK OF CHINA LIMITED, LONDON BRANCH By: Name: Title:

LLOYDS TSB BANK PLC By: Name: Title:

ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC By: /s/ Mark M. Corith Name: Mark M. Corith Title: Head of Shipping

SUMITOMO MITSUI BANKING CORPORATION By: /s/ Konstantinos Karabalis Name: Konstantinos Karabalis Title: Deputy General Manager

CRÉDIT INDUSTRIEL ET COMMERCIAL By: /s/ Andrew McKoin Name: Andrew McKoin Title: Vice President CRÉDIT INDUSTRIEL ET COMMERCIAL By: /s/ Adrienne Molloy Name: Adrienne Molloy Title: Vice President

ARRANGER, BOOKRUNNER AND SWAP BANK: THE ROYAL BANK OF SCOTLAND PLC By: /s/ Colin Manchester Name: Colin Manchester Title Head of Shipping Coverage, Americas

AGENT AND SECURITY TRUSTEE THE ROYAL BANK OF SCOTLAND PLC By: /s/ Alexis Porter Name: Alexis Porter Title Manager